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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We have issued our report dated March 25, 2003, accompanying the financial statements included in the Form 11-K for the year ended December 31, 2002. We hereby consent to the incorporation by reference of said report in the previously filed Registration Statement (Form S-8) File No. 33-72445.




/s/
GRANT THORNTON LLP


Cleveland, Ohio
March 31, 2003